UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2025 (September 15, 2025)

NextTrip, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-38015	27-1865814
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Paseo del Sol
Santa Fe, New Mexico	87507
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (505) 438-2576

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NTRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Reference is made to the Current Report on Form 8-K (the “Current Report”) of NextTrip, Inc., a Nevada corporation (the “Company”), filed on September 15, 2025 with the Securities and Exchange Commission with respect to the issuance and sale of restricted shares of newly designated Series Q Nonvoting Convertible Preferred Stock of the Company (the “Series Q Preferred Stock”). The Current Report contains a description of the terms of the Series Q Preferred Stock with the Certificate of Designation for such series attached as an exhibit to such Report.

Conversion of Related Party Loans into Series Q Preferred Stock

On September 15, 2025, the Company entered into debt conversion agreements with Carmen Diges and Stephen Kircher (the “Related parties”), two of the Company’s independent directors, pursuant to which the Company and the Related Parties agreed to convert (the “Conversion”) an aggregate of $152,970 (principal and accrued interest) in existing unsecured promissory notes owed to the Related Parties for monies advance to the Company into an aggregate of 47,803 restricted shares of Series Q Preferred Stock of the Company at a purchase price of $3.20 per share. The Conversion was retroactive to September 3, 2025.

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 1.01 regarding the issuance of the Series Q Preferred is hereby incorporated herein by reference.

The shares of Series Q Preferred issued by the Company (the “Securities”) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and were issued to the respective recipients in transactions exempt from registration under the Securities Act in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder. Accordingly, the Securities constitute, and the shares of Company common stock underlying the shares of the Series Q Preferred Stock, when issued upon conversion of the Series Q Preferred Stock, will constitute, “restricted securities” within the meaning of Rule 144 under the Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Form of Debt Conversion Agreement.

104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTTRIP, INC.

Date: September 18, 2025	By:	/s/ William Kerby
	Name:	William Kerby
	Title:	Chief Executive Officer

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